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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                                  May 15, 2003
                Date of Report (date of earliest event reported)
                            CYPRESS BIOSCIENCE, INC.
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                (Exact name of Registrant as specified in charter)


        Delaware                        0-12943                 22-2389839
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(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
        incorporation)                                      Identification  No.)



                         4350 Executive Drive, Suite 325
                           San Diego, California 92121
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (858) 452-2323



                                       N/A
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          (Former name or former address, if changed since last report)






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                                                          1
Item 9.     Regulation FD Disclosure.

     On May 15, 2003, we disclosed unaudited financial information for the first quarter of 2003 in the press release attached hereto as Exhibit 99.1. This Form 8-K (including the attached Exhibit 99.1) is being furnished to report information pursuant to Item 12 of Form 8-K.

     The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Cypress Bioscience, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYPRESS BIOSCIENCE, INC.


                                   By:    /s/ Jay D. Kranzler
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                                          Jay D. Kranzler
                                          Chief Executive Officer and President


Date:    May 15, 2003




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                                INDEX TO EXHIBITS



99.1      Press Release dated May 15, 2003.